UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2026

STANDARD PREMIUM FINANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-56243	81-2624094
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

13590 SW 134th Avenue, Suite 214, Miami, FL 33186

(Address of Principal Executive Office) (Zip Code)

305-232-2752

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01 Change in Registrant’s Certifying Accountant.

(a) On March 27, 2026, Standard Premium Finance Holdings, Inc., a Florida corporation (the “Company”), received the resignation of Stephano Slack, LLC as our independent registered public accountant, effective immediately. The resignation of Stephano Slack, LLC was approved by the Audit Committee of the Board of Directors.

The report of Stephano Slack, LLC on the Company’s financial statements for the year ended December 31, 2025 did not contain an adverse opinion or disclaimer of opinion, and such report was not qualified or modified as to uncertainty, audit scope, or accounting principle. The report on the Company’s financial statements for the year ended December 31, 2024 was issued by its prior independent registered audit firm and did not contain an adverse opinion or disclaimer of opinion, and such report was not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended December 31, 2025 and 2024 and the subsequent interim period through March 27, 2026, the Company has not had any disagreements with Stephano Slack, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Stephano Slack, LLC’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s consolidated financial statements for such periods.

During the years ended December 31, 2025 and 2024 and the subsequent interim period through March 27, 2026, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Stephano Slack, LLC with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that Stephano Slack, LLC furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of Stephano Slack, LLC’s letter, dated March 31, 2026, is attached hereto as Exhibit 16.1.

(b) On March 30, 2026, the Audit Committee of the Board of Directors of Standard Premium Finance Holdings, Inc. (the “Company”) engaged M&K CPAs, PLLC to serve as the Company’s independent registered public accounting firm.

During the two most recent fiscal years ended December 31, 2025 and 2024 and through the date the Company selected M&K CPAs, PLLC as its independent registered public accounting firm, neither the Company nor anyone on behalf of the Company consulted M&K CPAs, PLLC regarding any accounting or auditing issues involving the Company, including (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K of the Securities Exchange Act of 1934, as amended, and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit.

Exhibit Number	Exhibit Description

16.1	Letter of Stephano Slack, LLC dated March 31, 2026 to the SEC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STANDARD PREMIUM FINANCE HOLDINGS, INC.

Dated: March 31, 2026	By:	/s/ William J. Koppelmann
William J. Koppelmann Chairman and Chief Executive Officer